PROMISSORY NOTE

&

SECURITY AGREEMENT

$ [INSERT AMOUNT]

[INSERT DATE]

     For value received, the undersigned maker (“Maker”), whose address is 420 Lexington Avenue, Suite 1718, New York, NY 10170, promises to pay to the order of [INSERT LENDER’S NAME], “Lender”, whose address is [INSERT LENDER’S ADDRESS], the principal sum of [INSERT AMOUNT] Dollars ($ [NUMERIC VALUE]) together with all interest accrued from the date of execution of the Note at the rate of [INSERT PERCENT] percent ([NUMERIC VALUE] %) per annum upon the unpaid balance until maturity, payable in U.S. Dollars at the Payee’s address set forth above, or at such other address as Payee may designate. The maturity date of this note is [INSERT MATURITY DATE].

     In the event that the note is not repaid by the maturity date, the note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten days notice of demand from the lender.

     If an event of default shall occur, neither the failure of the holder hereof promptly to exercise its right to declare the outstanding principal and accrued by unpaid interest hereunder to be immediately due and payable, nor the failure to exercise any other right or remedy the holder may have for default, nor the acceptance by the holder of late or partial payments shall constitute a waiver of such rights in connections with any future default on the part of the undersigned or any other person who may be liable hereunder.

     This Note is to be construed and enforced according to the laws of the State of [INSERT STATE],.

     This Note is secured by the Maker’s account receivable and Maker hereby grants Lender a security interest, pari passu with other lenders, in all such Accounts Receivable.

     In order to perfect a security interest in the Accounts Receivable, Maker agrees to execute and deliver to the Lender appropriate UCC-l financing statements.

     Maker waives any right of exemption and waives presentment, protest and demand, notice of protest, demand, and/or dishonor and nonpayment of this Note.

Maker:

Fusion Telecommunications International, Inc.

By: _________________________________

Printed Name: [INSERT NAME], [INSERT TITLE]

Date: [INSERT DATE]

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Exhibit 10.5 Form of Promissory Note and Security Agreement